UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 29, 2014, EXCO Resources, Inc. (“EXCO”) held a conference call to discuss its third quarter financial results. EXCO wishes to clarify a statement made during the conference call. In response to a question, Harold L. Hickey, President and Chief Operating Officer, stated that EXCO had not hired any investment bankers to evaluate potential offers for EXCO. In connection with its search for a new Chief Executive Officer, EXCO engaged an investment banker to assist in identifying candidates (and related management teams) and evaluating any oil and natural gas entities or properties owned by or affiliated with such candidates which EXCO may consider acquiring, as described in EXCO’s press release dated October 10, 2014. There can be no assurance that any candidate presently in discussions with EXCO will be selected. As is often customary, the range of services that are covered by the engagement letter is broad enough to cover financial advice from such investment banker with respect to a wide range of possible transactions including any offers to acquire EXCO or any of its assets.

This Current Report on Form 8-K contains statements expressing expectations of future plans, objectives and performance that constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. EXCO undertakes no obligation to correct or update any of its forward-looking statements, whether as a result of new information, future events or otherwise. All statements based on future expectations rather than on historical facts are forward-looking statements that are dependent on certain events, risks and uncertainties that could cause actual results to differ materially from those anticipated. A more complete discussion of risks and uncertainties that could affect the future results of EXCO and its subsidiaries is included in EXCO’s periodic reports filed with the Securities and Exchange Commission.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 29, 2014	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

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